Rule 13a-14(a)/15d-14(a) Certification                              Exhibit 31.1

I, Paul J. Ganci, Chairman of the Board of CH Energy Group, Inc. and Chairman of the Board of Central Hudson Gas & Electric Corporation (the "Registrants"), do hereby certify for each of the Registrants that:

      1. I have reviewed this quarterly report on Form 10-Q of the Registrants;

      2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

      3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the Registrants as of, and for, the periods presented in this report;

      4. The Registrants' other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Registrants and we have:

            a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Registrants, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

            b) evaluated the effectiveness of the Registrants' disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

            c) disclosed in this report any change in the Registrants' internal control over financial reporting that occurred during the Registrants' most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrants' internal control over financial reporting; and

      5) The Registrants' other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Registrants' auditors and the audit committee of the Registrants' board of directors (or persons performing the equivalent functions):

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            a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Registrants' ability to record, process, summarize and report financial information; and

            b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrants' internal control over financial reporting.

                              CH ENERGY GROUP, INC.
                                  (Registrant)

                             By: /s/ Paul J. Ganci
                                --------------------------
                                  Paul J. Ganci
                              Chairman of the Board


                    CENTRAL HUDSON GAS & ELECTRIC CORPORATION
                                 (Co-Registrant)

                             By: /s/ Paul J. Ganci
                                --------------------------
                                  Paul J. Ganci
                              Chairman of the Board

Dated: August 12, 2003